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                                                                   Exhibit 23(a)






                          INDEPENDENT AUDITORS' CONSENT





We hereby consent to the incorporation by reference in this Registration Statement of Koger Equity, Inc. on Form S-8 of our report dated March 4, 1996, Inc., appearing in the Annual Report on Form 10-K of Koger Equity, Inc. for the year ended December 31, 1995.


DELOITTE & TOUCHE LLP

Jacksonville, Florida
March 17, 1997






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